SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                           of 1934 (Amendment No. __)

                             Filed by Registrant [X]
                  Filed by Party other than the Registrant [_]

                           Check the appropriate box:
                         [_] Preliminary Proxy Statement
                [_] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14-6(e)(2))
                         [X] Definitive Proxy Statement
                       [_] Definitive Additional Materials
       [_] Soliciting Material Pursuant to ss.240.14a-11(c) or 240.14a-12

                               Trenwick Group Ltd.
                (Name of Registrant as Specified in its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:


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PROXY
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                               TRENWICK GROUP LTD.
                 Proxy Solicited on Behalf of the Management of the Company for the Annual General Meeting on May 11, 2001

The undersigned hereby constitutes and appoints James F. Billett, Jr., W. Marston Becker, and Joseph D. Sargent and each of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Annual General Meeting of the shareholders of Trenwick Group Ltd. to be held on May 11, 2001, at the Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda at 8:00 a.m. local time, and at any adjournment thereof on all matters coming before the meeting.


Election of Directors, Nominees:                                    COMMENTS: (Change of Address)
To elect the following directors to terms of three years:           ______________________________________________
Frank E. Grzelecki, Peter J. Rackley, Frederick D. Watkins          ______________________________________________
and Stephen R. Wilcox                                               ______________________________________________

                                                                    (If you have written in the above space, please mark the
                                                                    corresponding box on the reverse side of this card.)
The nominees listed above shall serve their respective terms until their successors are duly elected and qualified.


You are encouraged to specify your choices by marking the appropriate boxes (SEE          ------------------
REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance
with the Board of Directors' recommendations. The Proxy Committee cannot vote                 SEE REVERSE
your shares unless you sign and return this card.                                                SIDE
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


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[X]

Please mark your
votes as in this
example

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominated directors and FOR Proposals 2, 3 and 4.

     The Board of Directors recommends a vote FOR Election of Directors and FOR Proposals 2, 3 and 4.

                      FOR     WITHHELD                                                       FOR    AGAINST   ABSTAIN
1.   Election of                               2.   Ratification of the appointment of
     Directors.       [ ]       [ ]                 PricewaterhouseCoopers LLP as            [ ]      [ ]       [ ]
     (see reverse)                                  independent accountants for the
                                                    year ending December 31, 2001.

Instruction: To withhold authority to
vote for any individual nominee, please
print that nominee's name on the line
below.

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3.   Approval of the 2001 Non-Employee
     Director Equity Incentive Plan.                                                  Change of
                                                                                      Address/Comments    [ ]
     FOR    AGAINST    ABSTAIN                                                        on Reverse Side
     [ ]      [ ]        [ ]
                                                        The signer hereby revokes all proxies previously given by
                                                        the signer to vote at said meeting or any adjournments
4. Approval of the Employee Share Purchase Plan.        thereof.

                                                        Please sign exactly as name appears hereon. Joint owners
     FOR    AGAINST     ABSTAIN                         should each sign. When signing as attorney, executor, admin-
     [ ]      [ ]        [ ]                            istrator, trustee or guardian, please give full title as
                                                        such.

                                                        If corporation or partnership, please sign in full corporate or partnership name by authorized officer or signatory.



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                                                          SIGNATURE(S)                              DATE
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